                     Oppenheimer International Bond Fund
                    Supplement dated June 27, 2003 to the
                      Prospectus dated November 22, 2002

The Prospectus is changed as follows:

The Supplement dated February 5, 2003 is hereby withdrawn.

1     The following is added at the end of the section captioned, "About the
      Fund's Investments - Other Investment Strategies" on page 12:

      Loans of Portfolio Securities. The Fund has entered into a Securities
            Lending Agreement with JP Morgan Chase. Under that agreement portfolio securities of the Fund may be loaned to brokers, dealers and other financial institutions.  The Securities Lending
            Agreement provides that loans must be adequately collateralized and may be made only in conformity with the Fund's Securities
            Lending Guidelines, adopted by the Fund's Board of Trustees. The value of the securities loaned may not exceed 25% of the value of the Fund's net assets.

2     The paragraph captioned "Portfolio  Managers." on page 13 is deleted and replaced as follows:

      Portfolio Manager.  The portfolio manager of the Fund, Ruggero de'Rossi, is a Vice President of the Fund and the person
            principally responsible for the day-to-day management of
            the Fund's investments. Mr. de'Rossi joined the Manager as a Vice President and portfolio manager of the Fund on March
            6, 2000.  Since 1990 he had been associated with other
            international money management firms, most recently as a
            Senior Vice President and Chief Emerging Markets Strategist
            for ING Barings from July, 1998 through March, 2000, and
            Vice President and head of emerging markets trading
            strategies for Citicorp Securities from May, 1995 through
            July 1998. Mr. de'Rossi is also an officer and portfolio
            manager of other Oppenheimer funds.

June 27, 2003                                   PS0880.029

                  Oppenheimer International Bond Fund
                 Supplement dated June 27, 2003 to the
  Statement of Additional Information dated November 22, 2002, revised
                           February 24, 2003

The Statement of Additional Information is changed as follows:

1.  The  following  is  added  at  the  end of  the  section  captioned,
"About the Fund -  Additional  Information  About the Fund's  Investment
Policies and Risks - Other  Investment  Techniques  and  Strategies"  on
page 35:

|X|   Loans of Portfolio Securities.  The Fund may lend its portfolio securities pursuant to the Securities Lending Agreement (the
      "Securities Lending Agreement") with JP Morgan Chase, subject to the restrictions stated in the Prospectus.  The Fund will lend such portfolio securities to attempt to increase the Fund's income.  Under the Securities Lending Agreement and applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Fund is permitted to invest.  To be acceptable as collateral, letters of credit must obligate a bank to pay to JP
      Morgan Chase, as agent, amounts demanded by the Fund if the demand meets the terms of the letter.  Such terms of the letter of credit and the issuing bank must be satisfactory to JP Morgan
      Chase and the Fund.  The Fund will receive, pursuant to the
      Securities Lending Agreement, 80% of all annual net income (i.e., net of rebates to the Borrower) from securities lending
      transactions.  JP Morgan Chase has agreed, in general, to
      guarantee the obligations of borrowers to return loaned
      securities and to be responsible for expenses relating to
      securities lending.  The Fund will be responsible, however, for risks associated with the investment of cash collateral,
      including the risk that the issuer of the security in which the cash collateral has been invested defaults.  The Securities
      Lending Agreement may be terminated by either JP Morgan Chase or the Fund on 30 days' written notice.  The terms of the Fund's loans must also meet applicable tests under the Internal Revenue
      Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

      June 27, 2003                                         PX0880.012